UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of
earliest event reported):                 May 24, 2001



Commission  Registrant, State of Incorporation,             I.R.S. Employer
File Number Address and Telephone Number                    Identification No.
----------- -----------------------------------             ------------------

1-6047          GPU, Inc.                                        13-5516989
                (a Pennsylvania corporation)
                300 Madison Avenue
                Morristown, New Jersey 07962-1911
                Telephone (973) 401-8200

1-3141          Jersey Central Power & Light Company             21-0485010
                (a New Jersey corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

1-446           Metropolitan Edison Company                      23-0870160
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

1-3522          Pennsylvania Electric Company                    25-0718085
                (a Pennsylvania corporation)
                2800 Pottsville Pike
                Reading, Pennsylvania 19640-0001
                Telephone (610) 929-3601

ITEM 5.  OTHER EVENTS.
         ------------

      On May 24, 2001, the Pennsylvania Public Utility Commission ("PaPUC") unanimously voted in favor to approve, subject to certain conditions, GPU, Inc.'s ("GPU") proposed merger with FirstEnergy Corp., and voted 4 to 1 in favor of a motion to postpone until no later than July 13, 2001 its decision with respect to the petition filed by GPU's subsidiaries, Metropolitan Edison Company ("Met-Ed") and Pennsylvania Electric Company ("Penelec"), for rate relief from their provider of last resort ("PLR') obligations.

      The PaPUC decided that the PLR cost proceeding (which, as previously reported, had been consolidated with the merger proceeding) and the disposition of merger benefits be held in abeyance to afford the parties an opportunity to attempt to resolve the matter in a PaPUC-facilitated collaborative process. The process will conclude no later than June 20, 2001. One PaPUC Commissioner dissented from the institution of the collaborative process, saying that Met-Ed and Penelec had not met their burden of proof.

      The PaPUC also allowed Met-Ed and Penelec to track their PLR costs for accounting purpose without creating a regulatory asset at this time.

      As previously reported, the GPU System revolving credit agreement was amended on May 4, 2001. The credit agreement provides, among other things, that if the PaPUC issues a PLR rate order which is not satisfactory to the majority bank lenders, or fails to issue a PLR order by June 15, 2001, the credit agreement's October 31, 2001 maturity date will be shortened to 91 days from the date of the order or from June 15. Further, Met-Ed and Penelec must issue their senior notes and first mortgage bonds to the banks as collateral security for their obligations under the agreement. In addition, in the event that Jersey Central Power & Light Company's credit rating falls from its current A to BBB-, it would similarly be required to pledge its securities to secure its bank debt under the agreement. Moreover, GPU would be prohibited from either paying any further dividends on its common stock (beyond the scheduled May 30, 2001 dividend payment) or making more than a total of $50 million of investments in or loans to Met-Ed and Penelec or making any further investments in non-core businesses. There is currently $311 million outstanding under the credit agreement.

      Copies of the Motion adopted by the PaPUC, the Statement of Commissioner Nora Mead Brownell and GPU's related news release are annexed as exhibits.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------


      (c)   Exhibits

            1. Motion adopted by the PaPUC of Commissioner Terrance J. Fitzpatrick, dated May 24, 2001.

            2.    Statement of Commissioner Nora Mead Brownell, dated
                  May 24, 2001.

            3.    GPU News Release, dated May 24, 2001.

                                    SIGNATURE

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANTS HAVE DULY CAUSED THIS REPORT TO BE SIGNED ON THEIR BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                              GPU, INC.
                              JERSEY CENTRAL POWER & LIGHT COMPANY
                              METROPOLITAN EDISON COMPANY
                              PENNSYLVANIA ELECTRIC COMPANY



                              By:  /s/ T. G. Howson
                                   -------------------------------
                                    T. G. Howson, Vice President
                                    and Treasurer


Date:   May 25, 2001